INCOME TAX EXPENSE) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
INCOME TAX EXPENSE
Current income tax expense	¥ 2,342,124		¥ 820,947	¥ 726,198
Deferred tax (benefit)/expense	47,637		(230,924)	(94,686)
Total income tax expense	¥ 2,389,761	$ 375,006	¥ 590,023	¥ 631,512
Applicable tax rate	25.00%	25.00%	25.00%	25.00%
Tax concessions including a preferred tax rate	15.00%	15.00%	15.00%	15.00%